Risk Management and Hedging Activities Risk Management and Hedging Activities - MEC - Designated as Hedging Activities (Details) - Commodity Contract [Member] - MidAmerican Energy Company [Member] - Designated as Hedging Instrument [Member] - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Accumulated Other Comprehensive (Income) Loss, Net, Derivatives [Roll Forward]
Beginning Balance	$ (34)	$ (11)	$ (32)
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net	58	(3)	(11)
Cash Flow Hedge Gain (Loss) Reclassified To Cost Of Sales Nonregulated	(47)	26	(10)
Ending Balance	(45)	(34)	(11)
Gain (Loss) on Cash Flow Hedge Ineffectiveness, Net	(1)	$ (2)	$ 0
Cash Flow Hedge Gain (Loss) to be Reclassified within Twelve Months	$ 32